SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): January 27, 2005



                               AVADO BRANDS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)


             Georgia                    0-19542               59-2778983
-------------------------------     ----------------      -------------------
(State or other Jurisdiction of     (Commission File         (IRS Employer
Incorporation or Organization)          Number)           Identification No.)


         Hancock at Washington
           Madison, Georgia                              30650
----------------------------------------       -------------------------
              (Address)                               (Zip Code)

       Registrant's telephone number, including area code: (706) 342-4552

                                 Not Applicable
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     ITEM 2.02: Results of Operations and Financial Condition

     On February, 4, 2004, Avado Brands, Inc. (the "Company") filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Northern District of Texas (the "Bankruptcy Court"). Honorable Chief Judge Steven A. Felsenthal of the Bankruptcy Court was assigned to preside over the case, which is administered as Case No. 04-31555. Pursuant to the United States Bankruptcy Code, the Company's monthly operating report for the period ended January 2, 2005 (the "Report") was filed with the Bankruptcy Court on January 27, 2005. The Report is attached to this Current Report on Form 8-K as exhibit 99.1.

     The Report contains financial statements and other financial information that have not been audited or reviewed by independent accountants, are not presented in accordance with generally accepted accounting principles, and may be subject to future reconciliation and adjustments.

     The information in this Report, including the Exhibit attached hereto, is furnished solely pursuant to Item 2.02 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.



     ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits:

     99.1 Monthly Operating Report for the period ended January 2, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AVADO BRANDS, INC.


                                         By:/s/Raymond P. Barbrick
                                         --------------------------
                                         Raymond P. Barbrick
                                         Chief Executive Officer


Date: February 2, 2005


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